Business Combinations (Summary Of Pro-Forma Financial Information) (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	6 Months Ended
Sep. 30, 2011
Total revenue	¥ 847,892
Net income (loss) attributable to NHI shareholders	¥ (52,359)
Basic net income (loss) attributable to NHI shareholders per share	¥ (14.44)
Diluted net income (loss) attributable to NHI shareholders per share	¥ (14.44)